Exhibit 99.3

                                                             EXECUTION COPY


                           SUPPLEMENTAL INDENTURE

     This Supplemental Indenture, dated as of November 15, 2006 (this "Supplemental Indenture"), among IMPSAT Fiber Networks, Inc., a Delaware corporation (together with its successors and assigns, the "Company"), IMPSAT S.A., as guarantor (the "Guarantor"), and The Bank of New York, as trustee (the "Trustee") under the Indenture.

                            W I T N E S S E T H:

     WHEREAS, the Company, the Guarantor and the Trustee have heretofore executed and delivered an Indenture, dated as of March 25, 2003 (as amended, supplemented, waived or otherwise modified, the "Indenture"), providing for the issuance of an aggregate principal amount of up to $50,579,000 of 6% Series B Senior Guaranteed Convertible Notes due 2011 of the Company (the "Securities");

     WHEREAS, Section 10.02 of the Indenture provides that the Company and the Trustee may make certain amendments to the Indenture with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding;

     WHEREAS, the Company distributed a Consent Solicitation Statement dated as of November 2, 2006 (the "Consent Solicitation Statement"), in order to solicit consents (the "Consents") from the Holders to amendments to the Indenture (the "Amendments");

     WHEREAS, Holders of at least a majority in aggregate principal amount of the Securities outstanding have given and, as of the date hereof, have not withdrawn their Consents to the Amendments; and

     WHEREAS, the execution of this Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture, the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel with respect to such authorization, and all things necessary to make this Supplemental Indenture a valid agreement of the Company, the Guarantor and the Trustee in accordance with its terms have been done.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

                                 ARTICLE I

                                Definitions

     SECTION 1.1 Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

                                 ARTICLE II

                                   Effect

     SECTION 2.1 Effect. This Supplemental Indenture shall become effective upon its execution and delivery by the parties hereto. Notwithstanding the foregoing, the Amendments set forth in Article III below shall only become operative upon the effectiveness of the merger contemplated by the Agreement and Plan of Merger, dated as of October 25, 2006, among the Company, Global Crossing Limited and GC Crystal Acquisition, Inc. (the "Merger Agreement"). Unless and until such merger occurs the Indenture shall not be modified or amended as set forth herein. If the Merger Agreement is terminated, this Supplemental Indenture shall have no further force or effect.

                                ARTICLE III

                                 Amendments

     SECTION 3.1 Amendments to the Indenture. The Indenture is hereby amended as follows:

     (i)    The text of Section 8.02 is hereby amended to read as follows:

            "The Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities, and the provisions of this Indenture will no longer be in effect with respect to the Securities, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same if:

            (A) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10) and conveyed all right, title and interest for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Securities, and dedicated solely to, the benefit of the Holders, in and to (1) money in an amount, (2) U.S. Government Obligations that, through the payment of interest, premium, if any, and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (A), money in an amount or (3) a combination thereof in an amount sufficient, in the opinion of the Company expressed in an Officers' Certificate thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and accrued interest on the outstanding Securities at Final Maturity of such principal or interest; provided that (1) such trustee, if any, shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee, and (2) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, premium, if any, and interest with respect to the Securities; and

            (B) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.02 have been complied with.

            Notwithstanding the foregoing, upon compliance with the conditions set forth above, the Company's and the Guarantor's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07,
            2.08, 2.09, 2.11, 2.14, 4.01, 4.02, 4.13. 4.19, 4.20, 7.07,
            this Article Eight and Article Eleven shall survive unless otherwise terminated or discharged hereunder until the Securities are paid in full. Thereafter, only the Company's obligations in Sections 7.07, 8.04, 8.05 and 8.06 shall survive.

            After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantor's obligations under the Securities and this Indenture except for those surviving obligations in the immediately preceding paragraph."

     (ii)   The text of Section 8.07 is hereby amended to read as follows:

            "With respect to the determination of the Persons constituting beneficial owners of Securities and whether any such Person is an "insider" for purposes of Section 8.03(iv)(E), the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate."

     (iii) Any definitions used exclusively in the provisions of the Indenture or Securities that are deleted pursuant to this Article III, and any definitions used exclusively within such definitions, are hereby deleted in their entirety from the Indenture and the Securities, and all references in the Indenture and the Securities to paragraphs, Sections, Articles or other terms or provisions of the Indenture referred to in this
Article III or that have been otherwise deleted pursuant to this Supplemental Indenture are hereby deleted in their entirety.

     (iv) The provisions of this Article III shall become effective only as set forth in Article II of this Supplemental Indenture.

                                 ARTICLE IV

                               Miscellaneous

     SECTION 4.1 Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

     SECTION 4.2 Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 4.3 Severability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

     SECTION 4.4 Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.

     SECTION 4.5 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

     SECTION 4.6 Headings. The headings of the Articles and the Sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                         IMPSAT FIBER NETWORKS, INC.

                                         By: /s/ Hector Alonso
                                             ---------------------------
                                              Name:  Hector Alonso
                                              Title: EVP, Chief Financial
                                                     Officer

                                         By: /s/ Guillermo Pardo
                                              --------------------------
                                              Name:  Guillermo Pardo
                                              Title: SVP, Corporate Finance
                                                     & Treasury, Secretary

                                         IMPSAT S.A.

                                         By: /s/ Hector Alonso
                                             /s/ Guillermo Pardo
                                             ---------------------------
                                              Name:  Hector Alonso and
                                                     Guillermo Pardo
                                              Title: Proxy


                                         THE BANK OF NEW YORK, as Trustee

                                         By: /s/ Rouba F. Farah
                                             ---------------------------
                                              Name:  Rouba F. Farah
                                              Title: Vice President